                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of December 6, 2006, between Wells Fargo Bank, National
Association ("Wells Fargo Bank"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

          Wells Fargo Bank desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Fitch,
Inc. and Standard & Poor's, a division of The McGraw Hill Companies, Inc.
(together, the "Rating Agencies"). Certain classes of the Certificates (the
"Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the
Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among
BSCMSI, as depositor (in such capacity, the "Depositor"), Prudential Asset
Resources, Inc., as a master servicer (in such capacity, a "Master Servicer")
and as loan specific special servicer, Wells Fargo Bank, National Association, as a master servicer (in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), ARCap Servicing,
Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing
Date (as defined in Section 1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated September 13, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated December 6, 2006 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          Wells Fargo Bank will indemnify the Depositor, the Underwriters the
Initial Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among Wells Fargo Bank, the Depositor, the Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 19, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $731,282,770, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be
$766,331,384, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the
Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage
Files and Servicing

Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off
Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan
Seller (including all documents included in the related Mortgage Files and
Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the
Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates
(other than scheduled payments of principal and interest due on the Mortgage
Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related
Mortgage Loan Group Intercreditor Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

          (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not
intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or

acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the
Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

          (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage
Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of
Credit and Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii),
(vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a
Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan
Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii))
accompanied by an Officer's Certificate of the Mortgage Loan Seller or a
statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the
Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long

as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is
45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan
(exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled
Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged Property, the
Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          (d) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement Pooled
Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and
Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete
(to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such assignment of
UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded original. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay.

          (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing Agreement and
except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such
Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

          (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
Mortgage Loans to the Purchaser in exchange for the consideration specified in
Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on

the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the
Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule;
provided that this sentence shall not be construed to relieve the Mortgage Loan
Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

          SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

          (b) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

          (c) The Mortgage Loan Seller hereby represents and warrants, as of the
Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

          (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the
Purchaser (or with respect to any Serviced Non-Pooled Pari Passu Companion Loan that is deposited into an Other

Securitization, the depositor in such Other Securitization) and the Certificate
Administrator with any Additional Form 10-D Disclosure and any Additional Form
10-K Disclosure opposite which "Pooled Mortgage Loan Seller" is set forth on
Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and
Servicing Agreement.

          (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

          (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu

of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such
Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage Loan (or during the two-year period following such Startup Day if the affected Mortgage
Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii)
of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute Mortgage Loans and to pay a cash amount equal to the applicable Substitution Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a Custodian on its behalf)
of a certification or schedule of exceptions to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect therein. If any
Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or
Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage
File, (i) on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the
Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate
Assignment of Leases as described by clauses (ii) and (iii) of the definition of
"Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

          If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be

obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

               (A) the Mortgage Loan Seller (at its expense) delivers or causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material Breach has actually occurred without regard to the provisions of this paragraph (the
     "Affected Loan(s)") and the operation of the remaining provisions of this
     Section 5(a) will not result in an Adverse REMIC Event with respect to any
     REMIC Pool, or an Adverse Grantor Event with respect to either Grantor
     Trust Pool, under the Pooling and Servicing Agreement; and

               (B) both of the following conditions would be satisfied if the
     Mortgage Loan Seller were to repurchase or replace only the Affected Loans and not the Other Crossed Loans:

                    (i) the debt service coverage ratio for all such Other
          Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s))
          set forth in Appendix B to the Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                    (ii) the loan-to-value ratio for the Other Crossed Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the
          Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the
          Affected Loan(s)) at the time of repurchase or replacement, and (C)
          75%.

The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan Seller to (in which case the
Mortgage Loan Seller shall) cause to be delivered, to the applicable Master
Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
Controlling Class Representative (such approval not to be unreasonably withheld in each case).

          With respect to any Defective Mortgage Loan that forms a part of a
Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral

                                       10

securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the
Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant
Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the
Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the Pooling and Servicing
Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

          All costs and expenses incurred by the Trustee and the applicable
Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

          (b) Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage
Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Replacement
Mortgage Loan, in which case, absent a cure of the relevant Material Breach or
Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each
Replacement Mortgage Loan (if any) after the related date of substitution, and
Monthly Payments due with respect to each corresponding Deleted Mortgage Loan
(if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage

                                       11

Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such
Replacement Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          (c) Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

          (d) It is understood and agreed that the obligations of the Mortgage
Loan Seller set forth in this Section 5 to cure a Material Breach or a Material
Document Defect, or to repurchase or replace the related Defective Mortgage
Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it

                                       12

being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within
90 days following a direction by the Purchaser (or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan
Seller shall not otherwise have any obligation to cure such a breach and the
Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the
     "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
     Agreement (insofar as such Agreement affects the obligations of the
     Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
     Closing Date;

          (vi) The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) the Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

                                       13

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

          Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers
and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

          (i) This Agreement, duly executed by the Purchaser and the Mortgage
     Loan Seller;

          (ii) Each of the Pooling and Servicing Agreement and the
     Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) An Officer's Certificate substantially in the form of Exhibit
     D-1 hereto, executed by the Secretary or an assistant secretary of the
     Mortgage Loan Seller, in his or her individual capacity, and dated the
     Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
     Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
     Agreement, and (B) the organizational documents of the Mortgage Loan
     Seller;

          (iv) A certificate of good standing with respect to the Mortgage Loan
     Seller issued by the Comptroller of the Currency of the United States not
     earlier than 60 days prior to the Closing Date, and upon which the
     Interested Parties may rely;

          (v) A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
     Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
     Closing Date, and upon which the Interested Parties may rely;

          (vi) The written opinion of in-house counsel for the Mortgage Loan
     Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit
     D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (vii) A written opinion of Sidley Austin Brown & Wood LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                                       14

          (viii) A letter from Andrews Kurth LLP, special counsel for the
     Mortgage Loan Seller, dated the Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of
     Exhibit D-3C hereto;

          (ix) copies of all other opinions rendered by counsel for the Mortgage
     Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested
     Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

          (x) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus
     Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
     Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
     Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the
     Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

          (xi) Such further certificates, opinions and documents as the
     Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383 Madison Avenue,
New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing
Director, Commercial Mortgage Department (with copies to the attention of Joseph
T. Jurkowski, Jr., Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 225
West Wacker Drive, Suite 2550, Chicago, Illinois 60606, Attention: Brigid
Mattingly (with copies to the attention of Robert F. Darling, Esq., Wells Fargo
Bank, National Association, 633 Folsom Street, 7th Floor, MAC A0149-075, San
Francisco, California 94107), or such other address as may be designated by the
Mortgage Loan Seller to the Purchaser in writing.

                                       15

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,
notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN

                                       16

OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage
Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the
Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto,
BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the
Trustee, for the benefit of the registered holders and beneficial owners of the
Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this
Agreement shall bind and inure to the benefit of and be enforceable by the
Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans

                                       17

constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:  Brigid M. Mattingly
                                        Title: Managing Director

                                        BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.

                                        By:
                                            ------------------------------------
                                        Name:  Richard A. Ruffer Jr.
                                        Title: Vice President

                                    WFB MLPA

                                    EXHIBIT A

               SCHEDULE OF WELLS FARGO BANK POOLED MORTGAGE LOANS

                                     Ex. A-1

  ID    CMSA LOAN NO.   CMSA PROPERTY NO.   SELLER LOAN NUMBER   PROPERTY NAME                                LOAN GROUP
-----   -------------   -----------------   ------------------   ------------------------------------------   ----------

    2         2                2-001            510905258        One Newark Center                                 1
    3         3                                 510905051        Life Time Fitness Portfolio                       1
  3-a                          3-001            510905051A       Life Time Fitness - Prairie Center Drive
  3-b                          3-002            510905051B       Life Time Fitness - Cedar Lake Road
  3-c                          3-003            510905051C       Life Time Fitness - Baker Road
  3-d                          3-004            510905051D       Life Time Fitness - E. Moore Lake Drive
  3-e                          3-005            510905051E       Life Time Fitness - Yamato Road
  3-f                          3-006            510905051F       Life Time Fitness - West 98th Street
   13         13              13-001            310904833        City Center West                                  1
   14         14              14-001            310904832        Molina Building                                   1
   15         15              15-001            310904999        Canyon Plaza Center                               1
   18         18              18-001            310904536        Pheasant Lake Estates                             2
   23         23              23-001            310904876        Ramada Plaza - LaGuardia Airport                  1
   28         28              28-001            310904840        Marriott Detroit Livonia                          1
   31         31              31-001            310904655        Owensboro Towne Center                            1
   33         33              33-001            310904972        YUM Building                                      1
   35         35              35-001            610903985        Staunton Plaza                                    1
   53         53                                310902900        Michigan MHC Portfolio                            1
 53-a                         53-001            310902900A       Century Mobile Home Park - Lansing, MI
 53-b                         53-002            310902900B       Ackels MHP - Madison Heights, MI
   57         57              57-001            310904601        New Garden Town Center                            1
   62         62              62-001            310904931        Crowne Plaza Hotel Virgina Beach                  1
   63         63              63-001            310904933        Comfort Inn Oceanfront South                      1
   64         64              64-001            310904821        Hampton Inn Reading                               1
   67         67              67-001            310904791        Cherry Hill Shopping Center                       1
   68         68              68-001            310904271        Courtyard Bristol                                 1
   75         75              75-001            310905012        Planning Design Build, Inc.                       1
   79         79              79-001            310904813        Calaveras Shopping Center                         1
   83         83              83-001            310904437        Westminster Towers                                2
   86         86              86-001            310904519        Hilton Garden Inn Kennett Square                  1
   89         89              89-001            310904568        Sundial MHP                                       1
   93         93              93-001            310904642        Pinellas Park Square                              1
   94         94              94-001            310904607        Salina Meadows I&III                              1
   95         95              95-001            310903891        Montrose Retail Center                            1
   96         96              96-001            310904920        Coliseum Meadows Shopping Center                  1
   98         98              98-001            310904733        Burke Lake Self Storage                           1
  104        104             104-001            310904577        Comfort Suites - Leesburg                         1
  106        106             106-001            310904455        Hilton Garden Inn-Oakdale, MN                     1
  109        109             109-001            310904900        A-American Pico                                   1
  113        113             113-001            310904482        Shops at the Village                              1
  117        117             117-001            310904897        Zuni Center                                       1
  121        121             121-001            310904935        Candlewood Suites Virginia Beach                  1
  128        128             128-001            310904863        Placentia Village Plaza                           1
  131        131             131-001            310904614        Niagara Water Industrial                          1
  135        135             135-001            310905027        Colorado Crossroads Retail-Office Building        1
  136        136             136-001            310904867        6421 N. Thornydale Road                           1
  142        142             142-001            410903333        4401 Wilshire Boulevard                           1
  144        144             144-001            310905071        Hampton Inn Emporia                               1
  145        145             145-001            410904523        Redhill Business Center                           1
  148        148             148-001            410904673        A-American Lancaster                              1
  154        154             154-001            410904539        The Holladay House                                1
  156        156             156-001            310904297        Hampton Inn - Middleburg Heights                  1
  161        161             161-001            410904883        Rite Aid - Lansdale                               1
  162        162             162-001            410904629        Copperfield Shopping Center                       1
  165        165             165-001            410904649        One Energy Square                                 1
  169        169             169-001            620904906        The Enclave at Coles Crossing                     1
  170        170             170-001            620904676        Bison and L&W Supply Buildings                    1
  172        172             172-001            410904806        Parfet Street                                     1
  173        173             173-001            410904582        15100-15140 Paramount Blvd.                       1
  174        174             174-001            410904764        MeritCare Medical Office                          1
  176        176             176-001            620905018        Saddle Creek Apartments                           2
  179        179             179-001            410904516        925 Thompson Place                                1
  180        180             180-001            310904298        Hampton Inn - Kent                                1
  183        183             183-001            410904742        The Meadows Apartments                            2
  188        188             188-001            410904820        Stock Building Supply - Mission                   1
  189        189             189-001            620904784        College Plaza                                     1
  190        190             190-001            620904944        Red Rock Plaza                                    1
  193        193             193-001            620904755        Ponderosa Business Park                           1
  194        194             194-001            620904998        Flynn Avenue Self Storage                         1
  195        195             195-001            410904407        Laurel Convenience Center                         1
  196        196             196-001            410904481        724 Enterprise Drive                              1
  197        197             197-001            410904880        Camino Verde Retail Center - Phoenix              1
  198        198                                410904504        Rite Aid - Alabama                                1
198-a                        198-001            410904504A       Rite Aid - Alabama - N. Wood Ave.
198-b                        198-002            410904504B       Rite Aid - Alabama - Forest Road
  199        199             199-001            410904703        PineRidge Business Center                         1
  201        201             201-001            620904811        Southwest Mold Building                           1
  202        202             202-001            410904952        Freeway Mini Storage                              1
  203        203             203-001            410904677        A-American Peoria                                 1
  204        204             204-001            410901478        Herons  Landing                                   2
  205        205             205-001            410904705        Master Key Storage                                1
  206        206                                410904505        Rite Aid - Birmingham/Horn Lake                   1
206-a                        206-001            410904505A       Rite Aid - Birmingham
206-b                        206-002            410904505B       Rite Aid - Horn Lake
  207        207             207-001            410904659        Union Hills II Retail                             1
  208        208             208-001            410904809        Camden Apartments                                 2
  210        210             210-001            410905005        4501 South 70th Street                            1
  211        211             211-001            410904512        Olde Oak Center                                   1
  213        213             213-001            410904670        20562 Crescent Bay                                1
  214        214             214-001            410904894        Mesa Retail Center                                1
  218        218             218-001            410903706        Cloverly Village Shopping Center                  1
  223        223             223-001            410904678        A-American East Peoria                            1
  226        226             226-001            410905037        Walgreens - Madison, WI                           1
  229        229             229-001            410904684        HomeStar Office Building                          1
  232        232             232-001            410904896        Majestic Liquor Store                             1
  234        234             234-001            410904679        A-American Forest Hills                           1
  239        239             239-001            410904862        2400 Florin Road                                  1
  240        240             240-001            410905062        Fed Ex - Hurricane                                1
  241        241             241-001            620904868        1461 N. Daly Street                               1
  242        242             242-001            410904962        Glendale Center                                   1
  244        244             244-001            620904882        7020 Hayvenhurst Industrial                       1
  245        245             245-001            620904912        University North Apartments                       2
  247        247             247-001            410904904        Lake Pointe Office Center                         1
  248        248             248-001            620904911        Metro View I & II Apartments                      2
  249        249             249-001            410904942        Larbrook Properties Huntington Beach CA           1
  250        250             250-001            410904885        715 Avenue H                                      1

  ID    ADDRESS                                                                                            CITY           STATE
-----   -----------------------------------------------------------------------------------------   ------------------   -------

    2   1085 Raymond Boulevard                                                                      Newark                  NJ
    3   Various                                                                                     Various              Various
  3-a   755 Prairie Center Drive                                                                    Eden Prairie            MN
  3-b   5525 Cedar Lake Road                                                                        St. Louis Park          MN
  3-c   6233 Baker Road                                                                             Eden Prairie            MN
  3-d   1200 E. Moore Lake Drive                                                                    Fridley                 MN
  3-e   1499 Yamato Road                                                                            Boca Raton              FL
  3-f   1001 West 98th Street                                                                       Bloomington             MN
   13   7251 West Lake Mead Blvd                                                                    Las Vegas               NV
   14   8801 Horizon Boulevard NE                                                                   Albuquerque             NM
   15   5701-5791 Santa Ana Canyon Road                                                             Anaheim Hills           CA
   18   1 Pheasant Circle                                                                           Beecher                 IL
   23   37-10 114th Street                                                                          Flushing                NY
   28   17100 N Laurel Park Drive                                                                   Livonia                 MI
   31   5151 Frederica Street                                                                       Owensboro               KY
   33   101 Yorkshire Blvd.                                                                         Lexington               KY
   35   1015 Richmond Avenue                                                                        Staunton                VA
   53   Various                                                                                     Various                 MI
 53-a   215 North Canal Road                                                                        Lansing                 MI
 53-b   25151 Dequindre Road                                                                        Madison Heights         MI
   57   350 Scarlett Road                                                                           Kennett Square          PA
   62   4453 Bonney Road                                                                            Virginia Beach          VA
   63   8031 Old Oregon Inlet Road                                                                  Nags Head               NC
   64   1800 Paper Mill Rd                                                                          Wyomissing              PA
   67   6601 Annapolis Road                                                                         Landover Hills          MD
   68   3169 Linden Drive                                                                           Bristol                 VA
   75   901 Deming Way                                                                              Madison                 WI
   79   175-275 W. Calaveras Blvd.                                                                  Milpitas                CA
   83   10925 Park Avenue South                                                                     Tacoma                  WA
   86   815 East Baltimore Pike                                                                     Kennett Square          PA
   89   2121 N. Center Street                                                                       Mesa                    AZ
   93   11141 U.S Highway 19 North and 5251 110th Avenue North                                      Clearwater              FL
   94   220 Salina Meadows Parkway & 301 Plainfield Road                                            Syracuse                NY
   95   1521 & 1541 Oxbow Drive                                                                     Montrose                CO
   96   4896-5034 South Virginia Street                                                             Reno                    NV
   98   6120 Little Ox Road                                                                         Fairfax Station         VA
  104   80 Prosperity Avenue                                                                        Leesburg                VA
  106   420 Inwood Avenue                                                                           Oakdale                 MN
  109   4174 West Pico Boulevard                                                                    Los Angeles             CA
  113   1185, 1107 - 1147 California Street, 625 - 665 Booth Street, 1226 - 1230 Westfield Avenue   Reno                    NV
  117   5555 Zuni Road SE                                                                           Albuquerque             NM
  121   4437 Bonney Road                                                                            Virgina Beach           VA
  128   1414-1490 N. Kraemer Blvd.                                                                  Placentia               CA
  131   1025 Runway Drive                                                                           Stockton                CA
  135   1415 East Colorado Street                                                                   Glendale                CA
  136   6421 N. Thorydale Road                                                                      Tucson                  AZ
  142   4401 Wilshire Boulevard                                                                     Los Angeles             CA
  144   898 Wiggins Road                                                                            Emporia                 VA
  145   3185, 3187, 3189 Pullman Street                                                             Costa Mesa              CA
  148   141 W. Avenue L                                                                             Lancaster               CA
  154   3705 Kennett Pike                                                                           Greenville              DE
  156   7074 Engle Road                                                                             Middleburg Heights      OH
  161   1390 S. Valley Forge Road                                                                   Landsdale               PA
  162   5702 South Staples Drive                                                                    Corpus Christi          TX
  165   3100 Andrews Highway                                                                        Odessa                  TX
  169   12300 Dundee Road                                                                           Cypress                 TX
  170   17608 & 17808 E. 24th Drive                                                                 Aurora                  CO
  172   645 & 655 Parfet Street                                                                     Lakewood                CO
  173   15100-15140 Paramount Blvd.                                                                 Paramount               CA
  174   1705 Anne Street                                                                            Bemidji                 MN
  176   5401 W. 57th Street                                                                         Sioux Falls             SD
  179   921-927 Thompson Place                                                                      Sunnyvale               CA
  180   4406 State Route 43                                                                         Kent                    OH
  183   1101 Sandusky Place                                                                         Perrysburg              OH
  188   1243 E. Business Highway 83                                                                 Mission                 TX
  189   3130 - 3150 E. Union Hills Drive                                                            Phoenix                 AZ
  190   4425 & 4441 West Ashlan Ave.                                                                Fresno                  CA
  193   7505-7555 Jurupa Avenue                                                                     Riverside               CA
  194   199 Flynn Avenue                                                                            Burlington              VT
  195   14631 & 14651 Laurel Bowie Road                                                             Laurel                  MD
  196   724 Enterprise Drive                                                                        Oak Brook               IL
  197   4010-4030 East Greenway Road                                                                Phoenix                 AZ
  198   Various                                                                                     Various                 AL
198-a   1313 N. Wood Ave.                                                                           Florence                AL
198-b   220 Forest Road                                                                             Hueytown                AL
  199   2200 Tall Pines Drive                                                                       Largo                   FL
  201   740 West Knox Road                                                                          Tempe                   AZ
  202   4875 Market Street                                                                          Ventura                 CA
  203   9219 North Industrial Road                                                                  Peoria                  IL
  204   18540 SW Boones Ferry Road                                                                  Tualatin                OR
  205   24275 US Highway 19 N                                                                       Clearwater              FL
  206   Various                                                                                     Various              Various
206-a   1337 Montclair Road                                                                         Birmingham              AL
206-b   3100 Goodman Road                                                                           Horn Lake               MS
  207   18635 North 35th Avenue                                                                     Phoenix                 AZ
  208   2019 4th Avenue North                                                                       Sauk Rapids             MN
  210   4501 South 70th Street                                                                      Lincoln                 NE
  211   321 Independence Blvd.                                                                      Dover                   DE
  213   20562 Crescent Bay                                                                          Lake Forest             CA
  214   1152 N. Power Road                                                                          Mesa                    AZ
  218   15410-40 New Hampshire Avenue                                                               Silver Spring           MD
  223   1591 North Main Street                                                                      East Peoria             IL
  226   108 Cottage Grove Road                                                                      Madison                 WI
  229   23625 Commerce Park Road                                                                    Beachwood               OH
  232   14733 Inwood Road                                                                           Addison                 TX
  234   6210 Forest Hills Road                                                                      Loves Park              IL
  239   2400 Florin Road                                                                            Sacramento              CA
  240   5698 W. 155 North                                                                           Hurricane               UT
  241   1461 N. Daly Street                                                                         Anaheim                 CA
  242   515- 521 1/2 South Verdugo Road                                                             Glendale                CA
  244   7020 Hayvenhurst Avenue                                                                     Van Nuys                CA
  245   327 7th Ave S                                                                               St. Cloud               MN
  247   872-882 Grove Road                                                                          Ypsilanti               MI
  248   302 & 310 8th Ave S                                                                         St. Cloud               MN
  249   15402 - 15432 Electronic Lane                                                               Huntington Beach        CA
  250   715 Avenue H East                                                                           Arlington               TX

                                                             P&I MONTHLY DEBT   IO MONTHLY DEBT                   INTEREST ACCRUAL
  ID    ZIP CODE   ORIGINAL BALANCE   CUT-OFF DATE BALANCE       SERVICE            SERVICE       MORTGAGE RATE         BASIS
-----   --------   ----------------   --------------------   ----------------   ---------------   -------------   ----------------

    2     07102       96,700,000           96,700,000               NAP              457,534         5.60000%        Actual/360
    3    Various      80,000,000           80,000,000             503,285              NAP           5.75000%        Actual/360
  3-a     55344       21,223,768           21,223,768
  3-b     55416       17,262,377           17,262,377
  3-c     55346       15,540,033           15,540,033
  3-d     55432       11,578,642           11,578,642
  3-e     33431       11,145,180           11,145,180
  3-f     55431        3,250,000            3,250,000
   13     89128       21,000,000           21,000,000             125,771            106,281         5.99000%        Actual/360
   14     87113       13,000,000           13,000,000              77,858             65,793         5.99000%        Actual/360
   15     92807       32,000,000           31,966,906             187,761              NAP           5.80000%        Actual/360
   18     60401       28,000,000           28,000,000             172,037            147,386         6.23000%        Actual/360
   23     11368       22,000,000           22,000,000             135,458            116,175         6.25000%        Actual/360
   28     48152       18,000,000           18,000,000             116,296             94,292         6.20000%        Actual/360
   31     42301       16,217,000           16,217,000              98,274             83,581         6.10000%        Actual/360
   33     40509       16,000,000           16,000,000              93,880             78,407         5.80000%        Actual/360
   35     24401       14,100,000           14,074,161              84,446              NAP           5.99000%        Actual/360
   53    Various      10,824,000           10,824,000              64,965             54,963         6.01000%        Actual/360
 53-a     48917        7,601,000            7,601,000
 53-b     48071        3,223,000            3,223,000
   57     19348       10,500,000           10,500,000              63,392             53,806         6.06500%        Actual/360
   62     23462       10,200,000           10,190,039              61,811              NAP           6.10000%        Actual/360
   63     27959       10,125,000           10,114,921              60,704              NAP           6.00000%        Actual/360
   64     19610       10,050,000           10,031,747              60,449              NAP           6.03000%        Actual/360
   67     20784       10,000,000           10,000,000              62,420             53,905         6.38000%        Actual/360
   68     24202       10,000,000            9,967,835              63,767              NAP           6.58500%        Actual/360
   75     53717        9,450,000            9,440,736              57,144              NAP           6.08000%        Actual/360
   79     95035        9,000,000            8,990,902              53,498              NAP           5.92000%        Actual/360
   83     98444        8,750,000            8,750,000              52,686             44,653         6.04000%        Actual/360
   86     19348        8,300,000            8,271,618              51,483              NAP           6.32000%        Actual/360
   89     85201        8,100,000            8,070,722              48,955              NAP           6.07500%        Actual/360
   93     33764        8,000,000            8,000,000              48,273             40,624         6.06000%        Actual/360
   94     13212        7,850,000            7,850,000              46,511             39,066         5.89000%        Actual/360
   95     81401        7,768,000            7,753,637              46,324              NAP           5.95000%        Actual/360
   96     89502        7,750,000            7,750,000              46,216             38,961         5.95000%        Actual/360
   98     22039        7,700,000            7,700,000              47,962             41,377         6.36000%        Actual/360
  104     20175        7,280,000            7,261,631              46,206              NAP           6.54000%        Actual/360
  106     55128        7,200,000            7,170,924              52,627              NAP           6.25000%        Actual/360
  109     90019        7,000,000            6,989,837              44,930              NAP           5.96000%        Actual/360
  113     89509        6,650,000            6,650,000              40,859             35,004         6.23000%        Actual/360
  117     87108        6,500,000            6,493,713              39,600              NAP           6.15000%        Actual/360
  121     23462        6,350,000            6,343,799              38,481              NAP           6.10000%        Actual/360
  128     92870        6,000,000            5,993,736              35,014              NAP           5.75000%        Actual/360
  131     95206        5,800,000            5,794,454              35,561              NAP           6.21000%        Actual/360
  135     91205        5,475,000            5,475,000              32,194             26,923         5.82000%        Actual/360
  136     85741        5,250,000            5,240,761              32,052              NAP           6.17000%        Actual/360
  142     90010        5,000,000            5,000,000              29,817             25,136         5.95000%        Actual/360
  144     23847        5,000,000            4,992,785              32,215              NAP           6.00000%        Actual/360
  145     92626        4,940,000            4,926,235              29,872              NAP           6.08000%        Actual/360
  148     93534        4,850,000            4,843,365              32,279              NAP           6.34500%        Actual/360
  154     19807        4,550,000            4,550,000              28,104             24,142         6.28000%        Actual/360
  156     44130        4,400,000            4,367,114              29,916              NAP           6.57500%        Actual/360
  161     19446        4,150,000            4,150,000              25,471             21,810         6.22000%        Actual/360
  162     78413        4,100,000            4,100,000              24,978             21,304         6.15000%        Actual/360
  165     79762        3,935,000            3,924,105              23,871              NAP           6.11000%        Actual/360
  169     77429        3,650,000            3,650,000              22,119             18,812         6.10000%        Actual/360
  170     80011        3,620,000            3,620,000              22,608             19,529         6.38500%        Actual/360
  172     80215        3,600,000            3,600,000              22,683             19,680         6.47000%        Actual/360
  173     90723        3,500,000            3,490,575              21,527              NAP           6.24000%        Actual/360
  174     56601        3,500,000            3,485,977              25,705              NAP           6.31000%        Actual/360
  176     57106        3,450,000            3,446,539              20,596              NAP           5.96000%        Actual/360
  179     94085        3,275,000            3,275,000              19,530             16,464         5.95000%        Actual/360
  180     44240        3,250,000            3,225,710              22,097              NAP           6.57500%        Actual/360
  183     43551        3,200,000            3,190,950              19,206              NAP           6.01000%        Actual/360
  188     78572        3,100,000            3,093,456              22,587              NAP           6.21000%        Actual/360
  189     85050        3,050,000            3,044,837              18,958              NAP           6.34000%        Actual/360
  190     93722        3,000,000            3,000,000              18,180             15,462         6.10000%        Actual/360
  193     92504        2,915,000            2,910,031              18,062              NAP           6.31000%        Actual/360
  194     05401        2,900,000            2,900,000              17,480             14,824         6.05000%        Actual/360
  195     20708        2,900,000            2,892,174              17,818              NAP           6.23000%        Actual/360
  196     60523        2,850,000            2,850,000              17,771             15,339         6.37000%        Actual/360
  197     85032        2,850,000            2,845,019              17,455              NAP           6.20000%        Actual/360
  198    Various       2,850,000            2,841,974              17,142              NAP           6.03000%        Actual/360
198-a     35630        1,452,941            1,448,849
198-b     35023        1,397,059            1,393,125
  199     33771        2,820,000            2,820,000              16,925             14,320         6.01000%        Actual/360
  201     85284        2,780,000            2,777,433              17,371              NAP           6.39000%        Actual/360
  202     93003        2,725,000            2,719,939              16,215              NAP           5.93000%        Actual/360
  203     61615        2,700,000            2,693,078              17,978              NAP           6.35000%        Actual/360
  204     97062        2,752,000            2,661,289              16,235              NAP           5.85000%        Actual/360
  205     33763        2,650,000            2,647,741              17,276              NAP           6.80000%        Actual/360
  206    Various       2,650,000            2,642,537              15,939              NAP           6.03000%        Actual/360
206-a     35210        1,568,367            1,563,950
206-b     38637        1,081,633            1,078,587
  207     85027        2,640,000            2,635,612              16,548              NAP           6.42000%        Actual/360
  208     56379        2,600,000            2,597,528              15,992              NAP           6.24000%        Actual/360
  210     68516        2,600,000            2,595,166              15,463              NAP           5.92500%        Actual/360
  211     19904        2,600,000            2,593,280              16,314              NAP           6.43000%        Actual/360
  213     92630        2,450,000            2,445,947              15,389              NAP           6.44000%        Actual/360
  214     85205        2,415,000            2,412,695              14,822              NAP           6.22000%        Actual/360
  218     20905        2,300,000            2,300,000              13,745             11,601         5.97000%        Actual/360
  223     61611        2,060,000            2,054,718              13,717              NAP           6.35000%        Actual/360
  226     53716        2,000,000            2,000,000              12,062             10,232         6.05500%        Actual/360
  229     44122        1,950,000            1,944,872              12,134              NAP           6.35000%        Actual/360
  232     75001        1,750,000            1,748,401              10,998              NAP           6.44500%        Actual/360
  234     61111        1,660,000            1,655,744              11,053              NAP           6.35000%        Actual/360
  239     95822        1,550,000            1,547,266               9,453              NAP           6.16000%        Actual/360
  240     84737        1,500,000            1,496,699              10,626              NAP           5.86000%        Actual/360
  241     92806        1,400,000            1,400,000               8,775              7,594         6.42000%        Actual/360
  242     91205        1,385,000            1,385,000               8,393              7,138         6.10000%        Actual/360
  244     91406        1,340,000            1,338,758               8,355              NAP           6.37000%        Actual/360
  245     56301        1,300,000            1,298,759               7,979              NAP           6.22000%        Actual/360
  247     48198        1,050,000            1,050,000               6,533              5,633         6.35000%        Actual/360
  248     56301        1,030,000            1,029,036               6,389              NAP           6.32000%        Actual/360
  249     92649        1,000,000              999,040               6,118              NAP           6.19000%        Actual/360
  250     76011        1,000,000              998,311               6,222              NAP           6.35000%        Actual/360

                                                                         STATED
                                                ORIGINAL TERM TO   REMAINING TERM TO     ORIGINAL       REMAINING      CROSSED
                                                   MATURITY OR        MATURITY OR      AMORTIZATION   AMORTIZATION   WITH OTHER
  ID    ARD LOAN (Y/N)   MATURITY DATE OR ARD      ARD (MOS.)          ARD (MOS.)       TERM (MOS.)    TERM (MOS.)      LOANS
-----   --------------   --------------------   ----------------   -----------------   ------------   ------------   ----------

    2        No                12/01/11                 60                  60                0             0
    3        No                12/01/16                120                 120              300           300
  3-a
  3-b
  3-c
  3-d
  3-e
  3-f
   13        No                10/01/16                120                 118              360           360        Crossed A
   14        Yes               10/01/16                120                 118              360           360        Crossed A
   15        No                11/01/16                120                 119              360           359
   18        No                09/01/16                120                 117              360           360
   23        Yes               11/01/16                120                 119              360           360
   28        Yes               10/01/16                120                 118              312           312
   31        No                10/01/16                120                 118              360           360
   33        Yes               11/01/16                120                 119              360           360
   35        Yes               10/01/16                120                 118              360           358
   53        No                11/01/16                120                 119              360           360
 53-a
 53-b
   57        No                09/01/16                120                 117              360           360
   62        No                11/01/16                120                 119              360           359
   63        No                11/01/16                120                 119              360           359
   64        Yes               10/01/16                120                 118              360           358
   67        No                09/01/11                 60                  57              360           360
   68        No                08/01/16                120                 116              360           356
   75        No                11/01/16                120                 119              360           359
   79        No                11/01/16                120                 119              360           359
   83        No                07/01/16                120                 115              360           360
   86        No                08/01/16                120                 116              360           356
   89        No                08/01/16                120                 116              360           356
   93        No                09/01/16                120                 117              360           360
   94        No                10/01/16                120                 118              360           360
   95        No                10/01/16                120                 118              360           358
   96        No                10/01/16                120                 118              360           360
   98        No                10/01/16                120                 118              360           360
  104        No                09/01/16                120                 117              360           357
  106        No                10/01/11                 60                  58              240           238
  109        No                11/01/13                 84                  83              300           299
  113        No                10/01/16                120                 118              360           360
  117        No                11/01/16                120                 119              360           359
  121        No                11/01/16                120                 119              360           359
  128        No                11/01/16                120                 119              360           359
  131        No                11/01/11                 60                  59              360           359
  135        No                11/01/16                120                 119              360           360
  136        No                10/01/16                120                 118              360           358
  142        No                12/01/12                 84                  72              360           360
  144        No                11/01/16                120                 119              300           299
  145        No                09/01/16                120                 117              360           357
  148        No                11/01/13                 84                  83              300           299
  154        No                08/01/16                120                 116              360           360
  156        Yes               06/01/16                120                 114              300           294
  161        Yes               11/01/16                120                 119              360           360
  162        No                09/01/16                120                 117              360           360
  165        No                09/01/16                120                 117              360           357
  169        No                11/01/16                120                 119              360           360
  170        No                11/01/16                120                 119              360           360
  172        No                09/01/16                120                 117              360           360
  173        No                09/01/16                120                 117              360           357
  174        Yes               10/01/16                120                 118              240           238
  176        No                11/01/16                120                 119              360           359
  179        No                08/01/16                120                 116              360           360
  180        Yes               06/01/16                120                 114              300           294
  183        No                09/01/16                120                 117              360           357
  188        No                11/01/16                120                 119              240           239
  189        No                10/01/16                120                 118              360           358
  190        No                11/01/16                120                 119              360           360
  193        No                10/01/16                120                 118              360           358
  194        No                10/01/16                120                 118              360           360
  195        No                09/01/16                120                 117              360           357
  196        No                10/01/16                120                 118              360           360
  197        No                10/01/16                120                 118              360           358
  198        No                09/01/16                120                 117              360           357
198-a
198-b
  199        No                09/01/16                120                 117              360           360
  201        No                11/01/16                120                 119              360           359
  202        No                10/01/16                120                 118              360           358
  203        No                10/01/13                 84                  82              300           298
  204        No                04/01/14                120                  88              360           328
  205        No                11/01/16                120                 119              360           359
  206        No                09/01/16                120                 117              360           357
206-a
206-b
  207        No                10/01/16                120                 118              360           358
  208        No                11/01/16                120                 119              360           359
  210        No                10/01/16                120                 118              360           358
  211        No                09/01/16                120                 117              360           357
  213        No                10/01/16                120                 118              360           358
  214        No                11/01/16                120                 119              360           359
  218        No                10/01/16                120                 118              360           360
  223        No                10/01/13                 84                  82              300           298
  226        No                11/01/16                120                 119              360           360
  229        No                09/01/16                120                 117              360           357
  232        No                11/01/16                120                 119              360           359
  234        No                10/01/13                 84                  82              300           298
  239        No                10/01/16                120                 118              360           358
  240        No                11/01/16                120                 119              240           239
  241        No                10/01/16                120                 118              360           360
  242        No                10/01/16                120                 118              360           360
  244        No                11/01/16                120                 119              360           359
  245        No                11/01/16                120                 119              360           359
  247        No                11/01/16                120                 119              360           360
  248        No                11/01/16                120                 119              360           359
  249        No                11/01/16                120                 119              360           359
  250        No                10/01/16                120                 118              360           358

                                                                                                       ADMINISTRATIVE FEE
  ID    CROSSED LOAN ID   PREPAYMENT PROVISIONS (# OF PAYMENTS)     OWNERSHIP INTEREST   LOAN SELLER          RATE          DUE DATE
-----   ---------------   ---------------------------------------   ------------------   -----------   ------------------   --------

    2                     LO(24)/Defeasance(34)/Open(2)                     Fee              WFB             0.03150%         1st
    3                     LO(35)/Defeasance(81)/Open(4)                Fee/Leasehold         WFB             0.03150%         1st
  3-a                                                                       Fee              WFB
  3-b                                                                       Fee              WFB
  3-c                                                                       Fee              WFB
  3-d                                                                       Fee              WFB
  3-e                                                                  Fee/Leasehold         WFB
  3-f                                                                       Fee              WFB
   13      Crossed A      LO(26)/Defeasance(90)/Open(4)                     Fee              WFB             0.03150%         1st
   14      Crossed A      LO(26)/Defeasance(90)/Open(4)                     Fee              WFB             0.03150%         1st
   15                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   18                     LO(27)/Flex(89)/Open(4)                           Fee              WFB             0.03150%         1st
   23                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
   28                     LO(26)/Defeasance(90)/Open(4)                     Fee              WFB             0.03150%         1st
   31                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   33                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
   35                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.08150%         1st
   53                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
 53-a                                                                       Fee              WFB
 53-b                                                                       Fee              WFB
   57                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
   62                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
   63                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
   64                     LO(26)/Defeasance(92)/Open(2)                     Fee              WFB             0.03150%         1st
   67                     LO(27)/Flex(31)/Open(2)                           Fee              WFB             0.03150%         1st
   68                     LO(36)/Defeasance(80)/Open(4)                     Fee              WFB             0.03150%         1st
   75                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   79                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
   83                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   86                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
   89                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   93                     LO(27)/Defeasance(91)/Open(2)                     Fee              WFB             0.03150%         1st
   94                     LO(26)/Defeasance(92)/Open(2)                     Fee              WFB             0.03150%         1st
   95                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
   96                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
   98                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  104                     LO(27)/Defeasance(91)/Open(2)                     Fee              WFB             0.03150%         1st
  106                     LO(35)/GRTR1% or YM(21)/Open(4)                   Fee              WFB             0.03150%         1st
  109                     LO(25)/Flex(55)/Open(4)                           Fee              WFB             0.03150%         1st
  113                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  117                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  121                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
  128                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  131                     LO(35)/Defeasance(21)/Open(4)                     Fee              WFB             0.03150%         1st
  135                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
  136                     LO(35)/Defeasance(79)/Open(6)                     Fee              WFB             0.03150%         1st
  142                     LO(35)/GRTR1% or YM(1)/Flex(44)/Open(4)           Fee              WFB             0.03150%         1st
  144                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  145                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  148                     LO(35)/Flex(45)/Open(4)                           Fee              WFB             0.03150%         1st
  154                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
  156                     LO(30)/Defeasance(86)/Open(4)                     Fee              WFB             0.03150%         1st
  161                     LO(25)/Defeasance(91)/Open(4)                     Fee              WFB             0.03150%         1st
  162                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  165                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  169                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.08150%         1st
  170                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.08150%         1st
  172                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  173                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.04150%         1st
  174                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  176                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  179                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  180                     LO(30)/Defeasance(86)/Open(4)                     Fee              WFB             0.03150%         1st
  183                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  188                     LO(25)/Defeasance(88)/Open(7)                     Fee              WFB             0.03150%         1st
  189                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  190                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  193                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  194                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  195                     LO(27)/Defeasance(89)/Open(4)                     Fee              WFB             0.03150%         1st
  196                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  197                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  198                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.06150%         1st
198-a                                                                       Fee              WFB
198-b                                                                       Fee              WFB
  199                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
  201                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.08150%         1st
  202                     LO(26)/Defeasance(90)/Open(4)                     Fee              WFB             0.03150%         1st
  203                     LO(35)/Flex(45)/Open(4)                           Fee              WFB             0.03150%         1st
  204                     LO(56)/Defeasance(60)/Open(4)                     Fee              WFB             0.03150%         1st
  205                     LO(35)/Flex(83)/Open(2)                           Fee              WFB             0.03150%         1st
  206                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.07150%         1st
206-a                                                                       Fee              WFB
206-b                                                                       Fee              WFB
  207                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  208                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.03150%         1st
  210                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.04150%         1st
  211                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  213                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  214                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.03150%         1st
  218                     LO(26)/Defeasance(92)/Open(2)                     Fee              WFB             0.04150%         1st
  223                     LO(35)/Flex(45)/Open(4)                           Fee              WFB             0.03150%         1st
  226                     LO(35)/Defeasance(81)/Open(4)                  Leasehold           WFB             0.05150%         1st
  229                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  232                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.11150%         1st
  234                     LO(35)/Flex(45)/Open(4)                           Fee              WFB             0.03150%         1st
  239                     LO(35)/Defeasance(83)/Open(2)                     Fee              WFB             0.07150%         1st
  240                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.13150%         1st
  241                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.15150%         1st
  242                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.05150%         1st
  244                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.08150%         1st
  245                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  247                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.03150%         1st
  248                     LO(35)/Defeasance(81)/Open(4)                     Fee              WFB             0.08150%         1st
  249                     LO(35)/Flex(81)/Open(4)                           Fee              WFB             0.15150%         1st
  250                     LO(26)/Defeasance(90)/Open(4)                     Fee              WFB             0.03150%         1st

  ID    GRACE PERIOD (PRIOR TO LATE FEES)    LETTER OF CREDIT   LETTER OF CREDIT DESCRIPTION
-----   ---------------------------------   -----------------   ------------------------------

    2                    5
    3                    5                  Yes ($10,000,000)    Tenant's Security Deposit LOC
  3-a                    0
  3-b                    0
  3-c                    0
  3-d                    0
  3-e                    0
  3-f                    0
   13                    5
   14                    5
   15                    5
   18                    5
   23                    5
   28                    5                    Yes ($750,000)          Holdback (LOC)
   31                    5
   33                    5
   35                    8
   53                    5
 53-a                    0
 53-b                    0
   57                    5
   62                    5
   63                    5
   64                    5
   67                    5
   68                    5
   75                    5                    Yes ($225,000)       Upfront TI/LC Reserve
   79                    5
   83                    5
   86                    5
   89                    5
   93                    5
   94                    5
   95                    5
   96                    5
   98                    5
  104                    5
  106                    5
  109                    5
  113                    5
  117                    5
  121                    5
  128                    5
  131                    5
  135                    5
  136                    5
  142                    5
  144                    5
  145                    5
  148                    5
  154                    5                    Yes ($564,000)           Tenant (LOC)
  156                    5
  161                    5
  162                    5
  165                    5
  169                    5
  170                    5
  172                    5
  173                    5
  174                    5
  176                    5
  179                    5                    Yes ($159,000)    Potential Rental Income LOC
  180                    5
  183                    5
  188                    5
  189                    5
  190                    5
  193                    5
  194                    5
  195                    5
  196                    5
  197                    5
  198                    5
198-a                    0
198-b                    0
  199                    5
  201                    5
  202                    5
  203                    5
  204                    5
  205                    5
  206                    5
206-a                    0
206-b                    0
  207                    5
  208                    5
  210                    5
  211                    5
  213                    5
  214                    5
  218                    5
  223                    5
  226                    5
  229                    5
  232                    5
  234                    5
  239                    5
  240                    5
  241                    5
  242                    5
  244                    5
  245                    5
  247                    5
  248                    5
  249                    5
  250                    5

  ID    LOAN SPONSOR
-----   ------------------------------------------------------------------------------------------------------------------

    2   The Praedium Group LLC
    3   WP Carey
  3-a
  3-b
  3-c
  3-d
  3-e
  3-f
   13   Westlake Development Group, LLC, Chang Income Property Partnership II, L.P., and the TM & YF Chang Revocable Trust
   14   Westlake Development Group, LLC, Chang Income Property Partnership II, L.P., and the TM & YF Chang Revocable Trust
   15   Jack Jakosky, Terry C. Hackett
   18   Helix MHC Investments LLC
   23   Michael Pomeranc, Jason Pomeranc
   28   Crescent Hotels & Resorts, LLC
   31   Jonathan D. Gould
   33   Gilbert Amoroso, John L. deBeneditti, David J. Amoroso
   35   Stephen B Swartz, Roland Guyot
   53   James W. Soboleski, Benjamin L. Kadish
 53-a
 53-b
   57   Don S. Ginsburg
   62   Rajnish K. Jain
   63   Rajnish K. Jain
   64   Jay N. Sonecha
   67   Lacey I. Rice III., Esko I. Korhonen
   68   Mark B. Trammell
   75   Thomas R. Pientka, James M. Pientka, Dezcon, LLC
   79   Lisa Fong Lo
   83   Linda C. Carpenter, Mark J. Carpenter
   86   Stephen S. Silver, Ronald E Schafer
   89   Kathleen M. LaCanne, Albert S. LaCanne
   93   Morris & Judith Lowinger
   94   Resources Capital Management Corporation
   95   Matthew Miles
   96   William C. White, Matthew T. White
   98   Alan N. Jacobs, Dennis E. Mastie
  104   Sanjay J. Bajaj, Jayapal Reddy Pullangari
  106   Stephen L. Schwartz
  109   Edmund C. Olson, Craig D. Olson
  113   Michael J. Horwitz et al
  117   Ray Stone, Jr., J. Todd Stone
  121   Rajnish K. Jain
  128   May S. Hasso
  131   Andrew D. Peykoff, II, Daniel A. Peykoff
  135   Seda G. Aghaian, Hovik Aghaian
  136   Donald Baker and George Larsen
  142   Laura Stanton, David Stanton
  144   Robert G. Beck
  145   Brian K Malliet
  148   Edmund C. Olson, Craig D. Olson
  154   Dennis Preston Snavely, David H.C. Carpenter, Drake M Cattermole
  156   Nitin K. Patel, Bhavana N. Patel
  161   David Goldstein
  162   Ray Win, Peter Kavoian
  165   John Thobe, Hai Nguyen
  169   Jeffrey L. Schmid
  170   Joseph Hohm, Robert L. Riley, Steven F. Spierer, John A. Woodward
  172   Theodore J. Slaught
  173   Lori Kim
  174   Jill E Hill, Steven Hill, Steven W. Hill Living Trust U/A/D March 21, 1997, H & H Anne Street Properties, LLC
  176   Dennis E Jones, Michael S Bender
  179   Dave Dollinger
  180   Hariohm Patel, Sachin Patel
  183   Jeffrey A. Huskisson, James Edward Koch
  188   Joseph M. Averill, Jr., Mark Allen Gray
  189   Stanley Forwand, Edward Rudnitsky
  190   Daljit Singh Dhillon et al
  193   Alois Krickl, Hans Imhof
  194   Thaddeus R. Lorentz, David H. Nelson
  195   R.K. Hendel, MRC Associates, LLC
  196   PAR Family Limited Partnership, PAR Oakbrook, LLC
  197   Jack E. Shemer, W. Barry Shemer
  198   James I Harrison, III
198-a
198-b
  199   Susan Diane Schmidt-Weiner, Susan Dianne Schmidt-Weiner Revocable Trust UAD 11/17/99
  201   Sophie Mizrahi, Maurice Mizrahi
  202   William E McEuen; Alice Mceuen
  203   Craig Olson, Edmund Olson
  204   Roscoe C. Nelson Jr.
  205   Lillian M Mercer, Joseph B. Grammatico, Master Key Norther, Inc., T/U/W of John W. Mercer
  206   James I Harrison, III
206-a
206-b
  207   Yousef Farahnik, Parviz Kamjoo, John F Rastegar, Homa Falah Rastegar
  208   Lisa J. Torborg, Joseph G. Torborg, Camden Apartments, LLC
  210   Joanne Weigel, Kimberly Weigel-Marsh, Michael J. Marsh, Robert Weigel
  211   Cindy Pettinaro Wilkinson, Steve Wilkinson
  213   Craig Fitterer, Paul Roy, Craig Meyers, Mark Jerue
  214   Robert E. Casselman
  218   Amnon Gershoni, Paul Greenberg, William L Walde
  223   Craig D. Olson, Edmund C. Olson
  226   Timothy O. Carey, Matthew E. Lund, Michael Ross, Michael J. Lee, Cottage Grove Investors LLC
  229   Peter J. Moran, II; James A. Rhea
  232   Jerry M. Wise, Joshua L. Levy, Martin B. Cohan
  234   Edmund C. Olson, Craig D. Olson
  239   Lisa Fong Lo
  240   Joan Paddor, James Paddor, Jane H. Jernigan, Jon A. Jernigan
  241   David Seidner
  242   Helly M. Khatchaturian, Zaven Khatchaturian, Roben M. Khatchaturian, Sosik M. Khatchaturian, Rafik M. Khatchaturian
  244   Kiran J. Kamat
  245   William Arndt, Donovan Lundgren, Richard R Heim, Lawrence N Heim
  247   Walter Maurer, Eric V. Maurer, Karen B. Maurer
  248   William Arndt, Donovan Lundgren, Richard R Heim, Lawrence N. Heim
  249   Edward Mayers et al
  250   Adam Sparks

  ID             INITIAL MASTER SERVICER         INITIAL MASTER SERVICING FEE RATE
-----   --------------------------------------   ---------------------------------

    2   Wells Fargo Bank, National Association               0.03050%
    3   Wells Fargo Bank, National Association               0.03050%
  3-a                                                        0.03050%
  3-b                                                        0.03050%
  3-c                                                        0.03050%
  3-d                                                        0.03050%
  3-e                                                        0.03050%
  3-f                                                        0.03050%
   13   Wells Fargo Bank, National Association               0.03050%
   14   Wells Fargo Bank, National Association               0.03050%
   15   Wells Fargo Bank, National Association               0.03050%
   18   Wells Fargo Bank, National Association               0.03050%
   23   Wells Fargo Bank, National Association               0.03050%
   28   Wells Fargo Bank, National Association               0.03050%
   31   Wells Fargo Bank, National Association               0.03050%
   33   Wells Fargo Bank, National Association               0.03050%
   35   Wells Fargo Bank, National Association               0.08050%
   53   Wells Fargo Bank, National Association               0.03050%
 53-a                                                        0.03050%
 53-b                                                        0.03050%
   57   Wells Fargo Bank, National Association               0.03050%
   62   Wells Fargo Bank, National Association               0.03050%
   63   Wells Fargo Bank, National Association               0.03050%
   64   Wells Fargo Bank, National Association               0.03050%
   67   Wells Fargo Bank, National Association               0.03050%
   68   Wells Fargo Bank, National Association               0.03050%
   75   Wells Fargo Bank, National Association               0.03050%
   79   Wells Fargo Bank, National Association               0.03050%
   83   Wells Fargo Bank, National Association               0.03050%
   86   Wells Fargo Bank, National Association               0.03050%
   89   Wells Fargo Bank, National Association               0.03050%
   93   Wells Fargo Bank, National Association               0.03050%
   94   Wells Fargo Bank, National Association               0.03050%
   95   Wells Fargo Bank, National Association               0.03050%
   96   Wells Fargo Bank, National Association               0.03050%
   98   Wells Fargo Bank, National Association               0.03050%
  104   Wells Fargo Bank, National Association               0.03050%
  106   Wells Fargo Bank, National Association               0.03050%
  109   Wells Fargo Bank, National Association               0.03050%
  113   Wells Fargo Bank, National Association               0.03050%
  117   Wells Fargo Bank, National Association               0.03050%
  121   Wells Fargo Bank, National Association               0.03050%
  128   Wells Fargo Bank, National Association               0.03050%
  131   Wells Fargo Bank, National Association               0.03050%
  135   Wells Fargo Bank, National Association               0.03050%
  136   Wells Fargo Bank, National Association               0.03050%
  142   Wells Fargo Bank, National Association               0.03050%
  144   Wells Fargo Bank, National Association               0.03050%
  145   Wells Fargo Bank, National Association               0.03050%
  148   Wells Fargo Bank, National Association               0.03050%
  154   Wells Fargo Bank, National Association               0.03050%
  156   Wells Fargo Bank, National Association               0.03050%
  161   Wells Fargo Bank, National Association               0.03050%
  162   Wells Fargo Bank, National Association               0.03050%
  165   Wells Fargo Bank, National Association               0.03050%
  169   Wells Fargo Bank, National Association               0.08050%
  170   Wells Fargo Bank, National Association               0.08050%
  172   Wells Fargo Bank, National Association               0.03050%
  173   Wells Fargo Bank, National Association               0.04050%
  174   Wells Fargo Bank, National Association               0.03050%
  176   Wells Fargo Bank, National Association               0.08050%
  179   Wells Fargo Bank, National Association               0.03050%
  180   Wells Fargo Bank, National Association               0.03050%
  183   Wells Fargo Bank, National Association               0.03050%
  188   Wells Fargo Bank, National Association               0.03050%
  189   Wells Fargo Bank, National Association               0.08050%
  190   Wells Fargo Bank, National Association               0.08050%
  193   Wells Fargo Bank, National Association               0.08050%
  194   Wells Fargo Bank, National Association               0.08050%
  195   Wells Fargo Bank, National Association               0.03050%
  196   Wells Fargo Bank, National Association               0.03050%
  197   Wells Fargo Bank, National Association               0.03050%
  198   Wells Fargo Bank, National Association               0.06050%
198-a                                                        0.06050%
198-b                                                        0.06050%
  199   Wells Fargo Bank, National Association               0.03050%
  201   Wells Fargo Bank, National Association               0.08050%
  202   Wells Fargo Bank, National Association               0.03050%
  203   Wells Fargo Bank, National Association               0.03050%
  204   Wells Fargo Bank, National Association               0.03050%
  205   Wells Fargo Bank, National Association               0.03050%
  206   Wells Fargo Bank, National Association               0.07050%
206-a                                                        0.07050%
206-b                                                        0.07050%
  207   Wells Fargo Bank, National Association               0.03050%
  208   Wells Fargo Bank, National Association               0.03050%
  210   Wells Fargo Bank, National Association               0.04050%
  211   Wells Fargo Bank, National Association               0.03050%
  213   Wells Fargo Bank, National Association               0.03050%
  214   Wells Fargo Bank, National Association               0.03050%
  218   Wells Fargo Bank, National Association               0.04050%
  223   Wells Fargo Bank, National Association               0.03050%
  226   Wells Fargo Bank, National Association               0.05050%
  229   Wells Fargo Bank, National Association               0.03050%
  232   Wells Fargo Bank, National Association               0.11050%
  234   Wells Fargo Bank, National Association               0.03050%
  239   Wells Fargo Bank, National Association               0.07050%
  240   Wells Fargo Bank, National Association               0.13050%
  241   Wells Fargo Bank, National Association               0.15050%
  242   Wells Fargo Bank, National Association               0.05050%
  244   Wells Fargo Bank, National Association               0.08050%
  245   Wells Fargo Bank, National Association               0.08050%
  247   Wells Fargo Bank, National Association               0.03050%
  248   Wells Fargo Bank, National Association               0.08050%
  249   Wells Fargo Bank, National Association               0.15050%
  250   Wells Fargo Bank, National Association               0.03050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United
States.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of California.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                                                             WFB

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN SELLER'S
KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE
OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE
MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

          The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

                                                                             WFB

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

                                                                             WFB

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an Assignment of Leases, either as a separate instrument or as part of the Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such

                                        3

                                                                             WFB

case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or (2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5% of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the
Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each
Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged
Property, and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph
8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative

                                        4

                                                                             WFB

insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgage Loans identified on Schedule C to this Agreement as Property Condition or Engineering
Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property
Condition or Engineering Report, with respect to each Mortgaged Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged Property securing a
Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property
Condition or Engineering Report Loan, the applicable Property Condition or
Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has

                                        5

                                                                             WFB

not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related
Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an

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                                                                             WFB

insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each
Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any

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                                                                             WFB

such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the
Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged

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                                                                             WFB

Property is in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

          15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could

                                        9

                                                                             WFB

have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and
          Permitted Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such
          Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground
          Lease;

          (d) The related ground lessor has agreed to provide the holder of the
          Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

          (e) In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground Lease provides that no notice of termination given

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          under such Ground Lease is effective against the mortgagee under such
          Mortgage Loan unless a copy has been delivered to the mortgagee; the
          Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the Mortgage Loan
          Seller's knowledge, there is no material default under such Ground
          Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such
          Ground Lease; and, to the Mortgage Loan Seller's knowledge, such
          Ground Lease is in full force and effect as of the Closing Date;

          (f) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

          (g) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

          (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (j) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
          Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has

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                                                                             WFB

          provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

          19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

          22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the

                                       12

                                                                             WFB

Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. Each of the related Mortgage
Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

          24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the

                                       13

                                                                             WFB

substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

          29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

          30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

          32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the

                                       14

                                                                             WFB

Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. Neither the
Mortgage Loan Seller nor any servicer on behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

          33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower (except for a transfer of a controlling interest in the Borrower to a Person where one or more individuals specified in the Mortgage (i) own and control at least 50% of the same type of ownership interests in such Person and the Mortgaged Property as such individuals held in the original Borrower and the Mortgaged Property and (ii) such individuals continue to control the management of such Person and the Mortgaged Property), is directly or indirectly transferred or sold; provided, however, that certain
Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the
Borrower upon the Borrower's satisfaction of certain conditions precedent.

          34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with

                                       15

                                                                             WFB

affiliates except on an arm's-length basis.

          35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

          37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          38. [RESERVED]

          39. [RESERVED]

          40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud or willful misrepresentation, failure to deliver insurance or condemnation proceeds or awards or security deposits to lender or to apply such sums as required under the Mortgage Loan Documents, failure to apply rents and other income during a default or after acceleration to either amounts owing under the loan or normal and necessary operating expenses of the property or commission of material physical waste at the Mortgaged Property. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

          41. Assignment of Collateral. There is no material collateral securing any

                                       16

                                                                             WFB

Mortgage Loan that has not been assigned to the Purchaser.

          42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

          43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

          45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

          46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

                                       17

                                                                             WFB

          47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

          48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the
Mortgage Loan, the Mortgaged Property had access to a public road.

          49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

          50. Loan Servicing. The servicing practices used with respect to each
Mortgage Loan have been in all material respects legal, proper, and prudent.

          51. Terrorism Insurance. With respect to each Mortgage Loan that has a
Stated Principal Balance as of the Cut-off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. To the
Mortgage Loan Seller's knowledge, as of the date of origination of the Mortgage
Loan the related all risk insurance policy and business interruption policy did not, and as of the date hereof the related all risk insurance policy and business interruption policy does not, specifically exclude acts of terrorism from coverage. The knowledge of the Mortgage Loan Seller referred to in the preceding sentence is based on the procedures described on Schedule C hereto.
With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    Sch. C-1

                                                                           Final

                                   SCHEDULE C

                     (BSCMSI 2006-PWR 14/WELLS FARGO POOL 50

                                WELLS FARGO LOANS

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

1.   Mortgage Loan Schedule.

2.   Ownership of Mortgage Loans.

               o    Staunton Plaza (610903985)($14,100,000): Non-cashiering
                    sub-servicing rights retained by third party (PFG Servicing
                    Corporation)

               o    The Enclave at Coles Crossing (620904906) ($3,650,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (Alison Company)

               o    Bison and L&W Supply Bldgs (620904676) ($3,620,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (Johnson Capital Group, Inc.)

               o    Saddle Creek Apts (620905018)($3,450,000): Non-cashiering
                    sub-servicing rights retained by third party (Venture
                    Mortgage Corp)

               o    College Plaza (620904784) ($3,050,000): Non-cashiering
                    sub-servicing rights retained by third party (Sunrise
                    Mortgage & Investment)

               o    Red Rock Plaza (620904944) ($3,000,000): Non-cashiering
                    sub-servicing rights retained by third party (Mohr-Rurik
                    Capital Group, Inc.)

               o    Ponderosa Business Park (620904755) ($2,915,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (Alison Company)

               o    Flynn Avenue SS (620904998) ($2,900,000): Non-cashiering
                    sub-servicing rights retained by third party (Beacon Realty
                    Capital)

               o    Southwest Mold Bldg (620904811)($2,780,000): Non-cashiering sub-servicing rights retained by third party (Sunrise
                    Mortgage & Investment)

               o    1461 N. Daly Street (620904868)($1,400,000): Non-cashiering sub-servicing rights retained by third party (Alison
                    Company)

               o    7020 Hayvenhurst Industrial (620904882) ($1,340,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (Sunrise Mortgage & Investment)

               o    University North Apts (620904912) ($1,300,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (NorthMarq Capital, Inc.)

               o    Metro View I & II Apts (620904911) ($1,030,000):
                    Non-cashiering sub-servicing rights retained by third party
                    (NorthMarq Captial, Inc.)

3.   Payment Record.

4.   Lien; Valid Assignment.

               o    One Newark Center (510905258)($96,700,000): Mortgaged
                    property consists of floors 6 through 22 of an office
                    building (fee on a plane interest) and an adjacent parking garage; Another party (Seton Hall University) owns floors 1 through 5 in fee, and an Operating and Cross-Easement
                    Agreement (OCE) sets forth various rights and
                    responsibilities of the parties, including (i) the owners
                    jointly keep the building shell insured and each keeps its own property insured; (ii) if a casualty affects both owners and the building shell, the owners repair their respective property and jointly select contractors et al for building shell work, with proceeds held by institutional depository;
                    (iii) if restoration cannot be effected without changing
                    character or use of building, if net proceeds insufficient for restoration, or both owners and their lenders agree that restoration is uneconomic, then building is demolished and sold pursuant to the OCE

               o    Marriott Detroit Livonia (310904840) ($18,000,000):
                    Franchisor (Marriott International, Inc.) has Right of First
                    Refusal (ROFR) in the event of various transfers to defined competitors, including transfers arising out of foreclosure;
                    Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    Staunton Plaza (610903985)($14,100,000): Tenant (Giant
                    Foods, Inc.) has right of first refusal (ROFR) affecting
                    entirety of property; ROFR is not extinguished by
                    foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    Hilton Garden Inn Kennett Square (310904519) ($8,300,000):
                    Mortgaged property comprised of three of five units in
                    fractional condominium association (School House Crossing
                    Condominium, Inc., a Pennsylvania non-profit corporation);
                    Borrower has majority voting ownership percentage of 57.2%;
                    Association is responsible for the maintenance, repair and replacement of the related common elements with costs
                    allocated in accordance with the owners' percentage
                    interest, but respective owners are responsible for their
                    own building maintenance; Lender approval required for
                    amendments related to voting rights

               o    Zuni Center (310904897) ($6,500,000): Tenant (Fallas
                    Paredes) has right of first refusal (ROFR) affecting
                    property

               o    Redhill Business Center (410904523) ($4,940,000): Tenant
                    (Clean Fun Promotional Marketing LLC) has right of first
                    refusal (ROFR) affecting tenant's premises; ROFR is not
                    extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    The Holladay House (410904539)($4,550,000): Tenant
                    (Patterson Schwartz & Associates, Inc.) has right of first refusal (ROFR) affecting entirety of property; ROFR is not extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    Bison and L&W Supply Bldgs (620904676) ($3,620,000): One of
                    tenants (L & W Supply Company) has right of first refusal
                    (ROFR) affecting its building (mortgaged property is
                    comprised of two buildings); ROFR is not extinguished by
                    foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    Stock Bldg Supply - Mission (410904820)($3,100,000): Primary
                    access to mortgaged property is by private road that
                    connects to US Highway 83, but crosses a Union Pacific RR
                    right-of-way; Railroad is entitled to terminate borrower's access for cause (which can include safety concerns, among other things); Upon notice tat existing access will be
                    terminated, Borrower is obligated (and guarantors have
                    recourse liability) to provide alternative access pursuant to loan documents, and alternate routes have been
                    identified; Tenant has right to terminate its lease if
                    reasonable alternate access is not provided in 30 days; The alternate access will be provided over existing, but
                    currently undeveloped,

                                        2

                    dedicated rights of way; Tenant has agreed that this
                    alternate access (development subject to City mandated
                    requirement applicable at such time) will suffice under its lease, provided that access is not interrupted in the
                    process; Non-recourse carveout for related losses obtained

               o    Rite Aid - Alabama -- (2 properties)
                    (410904504)($2,850,000): As to Hueytown, Alabama property, tenant (Rite-Aid) has right of first refusal (ROFR)
                    affecting entirety of property; ROFR is not extinguished by foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

               o    Rite Aid - Birmingham/Horn Lake -- (2 properties)
                    (410904505) ($2,650,000): As to Horn Lake, MS property,
                    tenant (Rite-Aid) has right of first refusal (ROFR)
                    affecting entirety of property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger
                    ROFR, however

               o    Walgreens - Madison, WI (410905037) ($2,000,000): Tenant
                    (Walgreen's) has right of first refusal (ROFR) affecting
                    entirety of property; ROFR is not extinguished by
                    foreclosure; Foreclosure/deed-in-lieu does not trigger ROFR, however

5.   Assignment of Leases and Rents.

6.   Mortgage Status; Waivers and Modifications

7.   Condition of Property; Condemnation.

               o    Rite Aid - Lansdale (410904883) ($4,150,000): Future
                    condemnation proposed to accommodate left turn lanes; Impact on subject property limited to incursion into setback areas, and not deemed material

8.   Title Insurance

               o    Stock Bldg Supply - Mission (410904820)($3,100,000): Primary
                    access to mortgaged property is by private road that
                    connects to US Highway 83, but crosses a Union Pacific RR
                    right-of-way; Railroad is entitled to terminate borrower's access for cause (which can include safety concerns, among other things); Upon notice that existing access will be
                    terminated, Borrower is obligated (and guarantors have
                    recourse liability) to provide alternative access pursuant to loan documents, and alternate routes have been
                    identified; Tenant has right to terminate its lease if
                    reasonable alternate access is not provided in 30 days; The alternate access will be provided over existing, but
                    currently undeveloped, dedicated rights of way; Tenant has agreed that this alternate access (development subject to
                    City mandated requirement applicable at such time) will
                    suffice under its lease, provided that access is not
                    interrupted in the process; Non-recourse carveout for
                    related losses obtained

9.   No Holdbacks.

10.  Mortgage Provisions.

11.  Trustee under Deed of Trust.

12.  Environmental Conditions.

               o    Cherry Hill SC (310904791) ($10,000,000): Mortgaged property covered by $7 million environmental risk policy with
                    premises pollution liability coverage; Environmental
                    insurance obtained in 2001 in connection with on-site dry
                    cleaning operations and related soil contamination; Current
                    Phase I does not indicate further actions being required;

                                        3

                    Neither Borrower nor guarantors have recourse liability for breach related to environmental conditions of the mortgaged property so long as Borrower maintains such environmental
                    risk policy; Pre-paid premium; Five-year term commencing
                    08.31.2006 expires 08.31.2011; Lender named as additional
                    insured

     Schedule A Loans (In lieu of Phase I, property was included in lender's group secured creditor impaired policy, except as otherwise indicated
     regarding inclusion in individual environmental loan policy)

          o    The Enclave at Coles Crossing (620904906) ($3,650,000)

          o    Bison and L&W Supply Bldgs (620904676) ($3,620,000)

          o    Parfet Street (410904806)($3,600,000)

          o    15100-15140 Paramount Blvd. (410904582)($3,500,000)

          o    MeritCare Medical Office (410904764) ($3,500,000)

          o    Saddle Creek Apts (620905018)($3,450,000)

          o    The Meadows Apts (410904742) ($3,200,000)

          o    Stock Bldg Supply - Mission (410904820)($3,100,000)

          o    College Plaza (620904784) ($3,050,000)

          o    Red Rock Plaza (620904944) ($3,000,000)

          o    Laurel Convenience Center (410904407) ($2,900,000)

          o    724 Enterprise Drive (410904481) ($2,850,000)

          o    Camino Verde Retail Center - Phoenix (410904880) ($2,850,000)

          o    PineRidge Business Center (410904703) ($2,820,000)

          o    Herons Landing (410901478) ($2,752,000)

          o    Freeway Mini Storage (410904952) ($2,725,000)

          o    A-American Peoria (410904677) ($2,700,000)

          o    Master Key Storage (410904705) ($2,650,000)

          o    Union Hills II Retail (410904659)($2,640,000)

          o    Olde Oak Center (410904512)($2,600,000)

          o    Camden Apts (410904809)($2,600,000)

          o    4501 South 70th Street (410905005) ($2,600,000)

          o    Mesa Retail Center (410904894) ($2,415,000)

          o    A-American East Peoria (410904678) ($2,060,000)

                                        4

          o    Walgreens - Madison, WI (410905037) ($2,000,000)

          o    HomeStar Office Bldg (410904684) ($1,950,000)

          o    Majestic Liquor Store (410904896) ($1,750,000)

          o    A-American Forest Hills (410904679) ($1,660,000)

          o    2400 Florin Road (410904862) ($1,550,000)

          o    Fed Ex - Hurricane (410905062) ($1,500,000)

          o    1461 N. Daly Street (620904868)($1,400,000)

          o    Glendale Center (410904962) ($1,385,000)

          o    7020 Hayvenhurst Industrial (620904882) ($1,340,000)

          o    University North Apts (620904912) ($1,300,000)

          o    Lake Pointe Office Center (410904904($1,050,000)

          o    Metro View I & II Apts (620904911) ($1,030,000)

     Schedule C Information: All loans to be listed on Schedule A above are likewise included on Schedule C as being the subject of a Secured Creditor
     Impaired Property Policy. The Policy Issuer is Steadfast Insurance Company,
     an affiliate of Zurich North America. The individual claim limit under the group Secured Creditor Impaired Property Policy is $4,562,500.

13.  Loan Document Status.

14.  Insurance.

               o    Flynn Avenue SS (620904998) ($2,900,000): Until 07.19.2007
                    (at which time Borrower must provide 12 months' rent loss
                    coverage), only 6 months' rent loss coverage is required

     o    Schedule C Information:

               o    Walgreens - Madison, WI (410905037) ($2,000,000): Borrower's
                    obligation to provide required casualty (including windstorm and terrorism), property (including rent loss) and liability insurance is suspended if (i) tenant (Walgreen's) carries
                    third party insurance required under its lease or elects to self-insure as permitted thereunder, and (ii) tenant
                    maintains an S & P senior unsecured debt rating of at least
                    "A"; Walgreen's currently self-insures with respect to
                    casualty (including windstorm and terrorism), but insurance certificate indicates that third party coverage is in place as to comprehensive general liability and rent loss
                    coverages

15.  Taxes and Assessments.

16.  Borrower Bankruptcy.

17.  Local Law Compliance.

18.  Leasehold Estate Only.

                                        5

               o    Comfort Inn Oceanfront South (310904933) ($10,125,000): Part
                    Fee/Part Leasehold; Fee Not Subordinated; Hotel building is located on fee parcel, and interim septic system serving the hotel is located on the ground lease parcel; Ground lease
                    parcel not assigned any underwriting value; Ground lease
                    expires 09.01.2009; All necessary approvals have been
                    obtained for construction of on-site septic system, which
                    would render interim system unnecessary; Borrower has loan covenants to complete septic system by 12.31.2008, and
                    escrow obtained at closing ($218,750) to cover related
                    construction costs; Variations: Ground lease itself is short form, and (i) does not provide for express lender right to cure ground lessee default; (ii) does not provide for
                    lender's right to enter into new lease with ground lessor
                    upon termination, including rejection of ground lease in
                    bankruptcy; (iii) ground lease term does not extend beyond loan maturity; and (iv) ground lease does not contain
                    express covenant of quiet enjoyment

19.  Qualified Mortgage.

20.  Advancement of Funds.

21.  No Equity Interest, Equity Participation or Contingent Interest.

22.  Legal Proceedings.

               o    Rite Aid - Lansdale (410904883) ($4,150,000): Future
                    condemnation proposed to accommodate left turn lanes; Impact on subject property limited to incursion into setback areas, and not deemed material

23.  Other Mortgage Liens.

24.  No Mechanics' Liens.

25.  Compliance.

26.  Licenses and Permits.

27.  Cross-collateralization.

28.  Releases of Mortgage Property.

29.  Defeasance.

30.  Fixed Rate Loan.

31.  Inspection.

32.  No Material Default.

33.  Due-on-Sale.

34.  Single-Purpose Entity.

               o    YUM Bldg (310904972) ($16,000,000): No SPE Borrower;
                    Tenancy-in-common ("TIC") borrower comprised of 3
                    tenants-in-common; TIC subordination agreement obtained

35.  Whole Loan.

36.  Security Interests in Hospitality Properties.

                                        6

37.  Prepayment Premiums.

38.  [RESERVED]

39.  [RESERVED]

40.  Recourse.

               o    Cherry Hill SC (310904791) ($10,000,000): Mortgaged property covered by $7 million environmental risk policy with
                    premises pollution liability coverage; Environmental
                    insurance obtained in 2001 in connection with on-site dry
                    cleaning operations and related soil contamination; Current
                    Phase I does not indicate further actions being required;
                    Neither Borrower nor guarantors have recourse liability for breach related to environmental conditions of the mortgaged property so long as Borrower maintains such environmental
                    risk policy; Pre-paid premium; Five-year term commencing
                    08.31.2006 expires 08.31.2011; Lender named as additional
                    insured

41.  Assignment of Collateral.

42.  Fee Simple or Leasehold Interests.

               o    Cloverly Village SC (410903706) ($2,300,000): Indemnity Deed
                    of Trust structure (Maryland property); Guarantor (not
                    Borrower) owns mortgaged property and indemnifies Borrower's loan obligations; Mortgaged property secures Guarantor's
                    indemnity

43.  Escrows.

44.  Operating Statements.

               o    Shops at the Village (310904482) ($6,650,000): No quarterly operating statement (annual only) (LDR scan)

               o    4401 Wilshire Blvd. (410903333)($5,000,000): No quarterly
                    operating statement (annual only)

               o    Redhill Business Center (410904523) ($4,940,000): No
                    quarterly operating statement (annual only)

45.  Appraisals.

46.  No Capital Contributions.

47.  Grace Periods.

               o    Comfort Inn Oceanfront South (310904933) ($10,125,000): 15
                    day late charge period required by statute (North Carolina)

48.  Access Routes.

49.  Tax Parcels.

50.  Loan Servicing.

                                        7

51.  Terrorism Insurance.

               o    Walgreens - Madison, WI (410905037) ($2,000,000): Borrower's
                    obligation to provide required casualty (including windstorm and terrorism), property (including rent loss) and liability insurance is suspended if (i) tenant (Walgreen's) carries
                    third party insurance required under its lease or elects to self-insure as permitted thereunder, and (ii) tenant
                    maintains an S & P senior unsecured debt rating of at least
                    "A"; Walgreen's currently self-insures with respect to
                    casualty (including windstorm and terrorism), but insurance certificate indicates that third party coverage is in place as to comprehensive general liability and rent loss
                    coverages

                                        8

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed Certificate attached at Tab 45.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Wells Fargo Bank,
National Association ("Wells Fargo Bank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and
Sale Agreement dated as of December 6, 2006 (the "Mortgage Loan Purchase
Agreement") among Wells Fargo Bank as seller and Bear Stearns Commercial
Mortgage Securities Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of Wells Fargo Bank in or made pursuant to
Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Wells Fargo Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan
Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Wells Fargo Bank.
Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                        Certified this 19 day of December, 2006.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(vi)

                      Executed opinion attached at Tab 98.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(vii)

                      Executed opinion attached at Tab 97.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(viii)

                 Executed opinion attached at Tab 94 and Tab 95.

                                   Ex. D-3C-1